PRESS RELEASE

SEACOR HOLDINGS INC. PROVIDES
HISTORICAL FINANCIAL INFORMATION TO PRESENT
ERA GROUP INC. AS A DISCONTINUED OPERATION

Fort Lauderdale, Florida
April 11, 2013

FOR IMMEDIATE RELEASE — On January 31, 2013, SEACOR Holdings Inc. ("SEACOR") (NYSE:CKH) completed the spin-off of its former aviation services business segment by means of a dividend to SEACOR's stockholders of all the issued and outstanding common stock (the "Spin-off") of Era Group Inc. ("Era Group"). Era Group filed a Registration Statement on Form 10 with the Securities and Exchange Commission ("SEC") that was declared effective on January 14, 2013. Prior to the Spin-off, SEACOR and Era Group entered into a Distribution Agreement and several other agreements that govern the post-Spin-off relationship. Era Group is now an independent public company whose common stock is listed on the New York Stock Exchange under the symbol "ERA."
For informational purposes, the accompanying consolidated balance sheets of SEACOR as of December 31, 2012, 2011, 2010, 2009 and 2008, and the related consolidated statements of income and cash flows for each of the five years in the period ended December 31, 2012, present Era Group as a discontinued operation in addition to the operations previously reported as discontinued in SEACOR's most recent Annual Report on Form 10-K filed with the SEC on February 27, 2013.

* * * * *

SEACOR is a global provider of equipment and services primarily supporting the offshore oil and gas and marine transportation industries. SEACOR offers customers a diversified suite of services including offshore marine, inland river and shipping. SEACOR is focused on providing highly responsive local service combined with the highest safety standards, innovative technology, modern, efficient equipment and dedicated professional employees. SEACOR is publicly traded on the New York Stock Exchange (NYSE) under the symbol CKH.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including decreased demand and loss of revenues as a result of U.S. government implemented moratoriums directing operators to cease certain drilling activities and any extension of such moratoriums (the “Moratoriums”), weakening demand for the Company’s services as a result of unplanned customer suspensions, cancellations, rate reductions or non-renewals of vessel charters or failures to finalize commitments to charter vessels in response to Moratoriums, increased government legislation and regulation of the Company’s businesses could increase cost of operations, increased competition if the Jones Act is repealed, liability, legal fees and costs in connection with the provision of emergency response services, including the Company’s involvement in response to the oil spill as a result of the sinking of the Deepwater Horizon in April 2010, decreased demand for the Company’s services as a result of declines in the global economy, declines in valuations in the global financial markets and a lack of liquidity in the credit sectors, including, interest rate fluctuations, availability of credit, inflation rates, change in laws, trade barriers, commodity prices and currency exchange fluctuations, the cyclical nature of the oil and gas industry, activity in foreign countries and changes in foreign political, military and economic conditions, changes in foreign and domestic oil and gas exploration and production activity, safety record requirements related to Offshore Marine Services and Shipping Services, decreased demand for Shipping Services due to construction of additional refined petroleum product, natural gas or crude oil pipelines or due to decreased demand for refined petroleum products, crude oil or chemical products or a change in existing methods of delivery, compliance with U.S. and foreign government laws and regulations, including environmental laws and regulations, the dependence of Offshore Marine Services and Shipping Services on several customers, consolidation of the Company's customer base, the ongoing need to replace aging vessels, industry fleet capacity, restrictions imposed by the Shipping Acts on the amount of foreign ownership of the Company's Common Stock, operational risks of Offshore Marine Services and Shipping Services, effects of adverse weather conditions and seasonality, the level of grain export volume, the effect of fuel prices on barge towing costs, variability in freight rates for inland river barges, the effect of international economic and political factors in Inland River Services' operations, sudden and unexpected changes in commodity prices, futures and options, global weather conditions, political instability, changes in currency exchanges rates, and product availability in agriculture commodity trading and logistics activities, adequacy of insurance coverage, the attraction and retention of qualified personnel by the Company, and various other matters and factors, many of which are beyond the Company's control as well as those discussed in Item 1A (Risk Factors) of the Company's Annual report on Form 10-K. In addition, these statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. It should be understood that it is not possible to predict or identify all such factors. Consequently, the following should not be considered to be a complete discussion of all potential risks or uncertainties. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).

For additional information, contact Molly Hottinger at (954) 627-5278 or visit SEACOR’s website at www.seacorholdings.com.

SEACOR HOLDINGS INC. CONSOLIDATED BALANCE SHEETS (in thousands, unaudited)

	December 31,
	2012	2011	2010	2009	2008
ASSETS
Current Assets:
Cash and cash equivalents	$248,204	$381,482	$354,563	$451,041	$264,761
Restricted cash	28,285	21,281	12,651	34,014	20,787
Marketable securities	21,668	66,898	147,409	68,139	53,817
Receivables:
Trade, net of allowance for doubtful accounts	224,944	231,288	216,297	231,698	204,814
Other	45,334	43,631	63,442	68,817	33,680
Inventories	25,787	12,958	9,927	36,837	44,716
Deferred income taxes	3,530	9,007	4,127	3,158	4,363
Prepaid expenses and other	12,719	7,311	7,729	6,470	6,559
Discontinued operations	108,153	266,691	328,657	143,743	115,981
Total current assets	718,624	1,040,547	1,144,802	1,043,917	749,478
Property and Equipment:
Historical cost	2,238,383	1,986,731	1,873,001	2,050,713	1,988,093
Accumulated depreciation	(763,803)	(665,553)	(620,161)	(586,118)	(473,571)
	1,474,580	1,321,178	1,252,840	1,464,595	1,514,522
Construction in progress	110,296	119,479	70,123	57,738	97,145
Net property and equipment	1,584,876	1,440,657	1,322,963	1,522,333	1,611,667
Investments, at Equity, and Advances to 50% or Less Owned Companies	272,535	199,490	152,315	158,306	120,808
Construction Reserve Funds & Title XI Reserve Funds	195,629	259,974	323,885	289,750	305,757
Goodwill	17,978	56,702	53,413	46,205	43,119
Intangible Assets, Net	15,305	21,528	19,745	23,430	28,250
Other Assets	55,123	86,961	50,256	37,704	33,148
Discontinued Operations	840,724	822,275	693,010	601,974	567,427
	$3,700,794	$3,928,134	$3,760,389	$3,723,619	$3,459,654
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of long-term debt	$21,920	$38,304	$11,928	$36,231	$33,257
Current portion of capital lease obligations	2,900	2,368	1,030	966	907
Accounts payable and accrued expenses	107,892	133,743	146,479	113,049	80,819
Accrued wages and benefits	19,303	26,924	27,053	21,164	26,187
Accrued interest	5,226	7,722	7,611	8,364	9,938
Accrued income taxes	8,089	15,842	15,042	16,977	16,862
Short sales of marketable securities	8,277	22,612	36,076	18,442	2,938
Accrued capital, repair and maintenance expenditures	8,013	7,490	7,462	7,522	15,528
Deferred revenues	6,592	9,845	20,829	12,906	3,083
Other current liabilities	37,593	47,112	49,003	37,723	44,052
Discontinued operations	39,836	89,564	213,000	41,768	43,230
Total current liabilities	265,641	401,526	535,513	315,112	276,801
Long-Term Debt	655,309	710,352	661,542	748,503	895,296
Capital Lease Obligations	59	3,068	5,493	6,624	7,685
Deferred Income Taxes	426,027	420,591	434,043	486,724	459,683
Deferred Gains and Other Liabilities	120,342	134,925	147,477	103,568	112,738
Discontinued Operations	490,741	449,609	178,956	97,197	65,223
Total liabilities	1,958,119	2,120,071	1,963,024	1,757,728	1,817,426
Equity:
SEACOR Holdings Inc. stockholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	367	364	361	356	324
Additional paid-in capital	1,330,324	1,256,209	1,225,296	1,182,023	956,457
Retained earnings	1,473,509	1,512,679	1,471,623	1,546,581	1,402,771
Shares held in treasury, at cost	(1,088,560)	(971,687)	(903,004)	(768,438)	(724,357)
Accumulated other comprehensive loss, net of tax	(1,986)	(7,958)	(7,039)	(3,260)	(5,045)
	1,713,654	1,789,607	1,787,237	1,957,262	1,630,150
Noncontrolling interests in subsidiaries	29,021	18,456	10,128	8,629	12,078
Total equity	1,742,675	1,808,063	1,797,365	1,965,891	1,642,228
	$3,700,794	$3,928,134	$3,760,389	$3,723,619	$3,459,654

SEACOR HOLDINGS INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except share data, unaudited)

	For the years ended December 31,
	2012	2011	2010	2009	2008
Operating Revenues	$1,308,297	$1,032,497	$1,173,502	$1,109,641	$1,218,013
Costs and Expenses:
Operating	977,469	745,553	719,941	704,920	728,206
Administrative and general	166,743	131,772	140,665	119,728	134,619
Depreciation and amortization	131,667	106,873	113,774	117,419	114,910
	1,275,879	984,198	974,380	942,067	977,735
Gains on Asset Dispositions and Impairments, Net	23,987	18,839	43,977	27,557	84,256
Operating Income	56,405	67,138	243,099	195,131	324,534
Other Income (Expense):
Interest income	17,360	12,879	8,740	4,148	19,470
Interest expense	(37,891)	(39,759)	(43,776)	(58,939)	(59,729)
Debt extinguishment gains (losses), net	(160)	(99)	(1,460)	(5,587)	6,265
Marketable security gains (losses), net	12,891	(7,893)	(2,159)	24,059	30,105
Derivative gains (losses), net	(2,812)	(30,055)	6,842	7,288	(13,433)
Foreign currency gains (losses), net	1,631	540	(4,551)	6,569	(7,798)
Other, net	7,148	1,018	3,659	244	275
	(1,833)	(63,369)	(32,705)	(22,218)	(24,845)
Income from Continuing Operations Before Income Tax Expense (Benefit) and Equity in Earnings (Losses) of 50% or Less Owned Companies	54,572	3,769	210,394	172,913	299,689
Income Tax Expense (Benefit):
Current	47,582	30,569	133,734	36,429	84,422
Deferred	(23,401)	(27,259)	(53,929)	30,056	19,218
	24,181	3,310	79,805	66,485	103,640
Income from Continuing Operations Before Equity in Earnings (Losses) of 50% or Less Owned Companies	30,391	459	130,589	106,428	196,049
Equity in Earnings (Losses) of 50% or Less Owned Companies, Net of Tax	(5,764)	9,908	12,633	12,843	11,914
Income from Continuing Operations	24,627	10,367	143,222	119,271	207,963
Income from Discontinued Operations, Net of Tax	35,832	31,783	102,762	25,832	11,460
Net Income	60,459	42,150	245,984	145,103	219,423
Net Income (Loss) attributable to Noncontrolling Interests in Subsidiaries	(756)	1,094	1,260	1,293	880
Net Income attributable to SEACOR Holdings Inc.	$61,215	$41,056	$244,724	$143,810	$218,543

Net Income attributable to SEACOR Holdings Inc.:
Continuing operations	$25,343	$9,273	$141,962	$117,978	$207,083
Discontinued operations	35,872	31,783	102,762	25,832	11,460
	$61,215	$41,056	$244,724	$143,810	$218,543
Basic Earnings Per Common Share of SEACOR Holdings Inc.:
Continuing operations	$1.24	$0.44	$6.63	$5.91	$9.91
Discontinued operations	1.76	1.50	4.80	1.30	0.55
	$3.00	$1.94	$11.43	$7.21	$10.46
Diluted Earnings Per Common Share of SEACOR Holdings Inc.:
Continuing operations	$1.22	$0.43	$6.52	$5.47	$8.79
Discontinued operations	1.73	1.48	4.73	1.10	0.46
	$2.95	$1.91	$11.25	$6.57	$9.25
Weighted Average Common Shares Outstanding:
Basic	20,426,770	21,119,461	21,402,441	19,950,702	20,893,390
Diluted	20,775,896	21,466,843	21,757,217	23,388,168	24,699,181
Common Shares Outstanding at Period End	19,887,933	20,933,116	21,399,508	22,612,826	20,017,547
Special Cash Dividend Declared and Paid Per Common Share of SEACOR Holdings Inc.	$5.00	$—	$15.00	$—	$—

SEACOR HOLDINGS INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands, unaudited)

	For the years ended December 31,
	2012	2011	2010	2009	2008
Cash Flows from Operating Activities of Continuing Operations:
Income from Continuing Operations	$24,627	$10,367	$143,222	$119,271	$207,963
Adjustments to reconcile income from continuing operations to net cash provided by operating activities of continuing operations:
Depreciation and amortization	131,667	106,873	113,774	117,419	114,910
Amortization of deferred gains on sale and leaseback transactions	(16,652)	(22,191)	(17,819)	(16,960)	(16,552)
Debt discount amortization, net	1,266	828	768	7,448	5,852
Amortization of share awards	32,930	21,589	19,254	12,993	12,199
Director stock awards	357	359	303	380	450
Bad debt expense (income)	1,311	(56)	304	2,194	1,446
Gains on asset dispositions and impairments, net	(23,987)	(18,839)	(43,977)	(27,557)	(84,256)
Debt extinguishment (gains) losses, net	160	99	1,460	5,587	(6,265)
Marketable security (gains) losses, net	(12,891)	7,893	2,159	(24,059)	(30,105)
Purchases of marketable securities	(40,396)	(117,145)	(107,716)	(35,523)	(60,288)
Proceeds from sale of marketable securities	36,537	178,016	44,992	61,595	24,168
Derivative (gains) losses, net	2,812	30,055	(6,842)	(7,288)	13,433
Cash settlements on derivative transactions, net	(11,868)	(20,636)	(6,858)	5,956	(11,310)
Foreign currency (gains) losses, net	(1,631)	(540)	4,551	(6,569)	7,798
Deferred income tax expense (benefit)	(23,401)	(27,259)	(53,929)	30,056	19,218
Equity in (earnings) losses of 50% or less owned companies, net of tax	5,764	(9,908)	(12,633)	(12,843)	(11,914)
Dividends received from 50% or less owned companies	6,606	8,346	17,912	15,920	10,384
Other, net	542	484	(280)	1,068	1,041
Changes in operating assets and liabilities:
(Increase) decrease in receivables	18,775	(18,562)	25,147	(55,029)	8,518
(Increase) decrease in prepaid expenses and other assets	6,655	(1,672)	26,536	11,618	19,271
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(57,696)	(13,473)	67,020	21,156	6,644
Net cash provided by operating activities of continuing operations	81,487	114,628	217,348	226,833	232,605
Cash Flows from Investing Activities of Continuing Operations:
Purchases of property and equipment	(239,350)	(165,264)	(112,629)	(82,407)	(198,913)
Proceeds from disposition of property and equipment	114,032	75,733	359,414	77,124	154,520
Purchases of marketable securities	—	—	—	—	(212,590)
Proceeds from sale of marketable securities	—	—	—	—	141,886
Cash settlements on derivative transactions, net	—	—	—	—	(1,245)
Investments in and advances to 50% or less owned companies	(45,572)	(41,313)	(55,462)	(27,453)	(14,043)
Return of investments and advances from 50% or less owned companies	87,275	22,422	14,160	1,922	2,212
Proceeds on sale of investments in 50% or less owned companies	—	—	—	136	—
Net advances on revolving credit line to 50% or less owned companies	(300)	(4,339)	(9,067)	—	—
(Advances) principal payments on third party notes receivable, net	32,634	(35,724)	(5,342)	2,433	(6,222)
Net (increase) decrease in restricted cash	(7,004)	(8,630)	21,363	(13,227)	9,837
Net (increase) decrease in construction reserve funds and title XI funds	64,345	63,911	(34,135)	16,007	99,243
Repayments on (investments in) leases, net	3,399	8,982	(15,031)	(1,667)	59
Business acquisitions, net of cash acquired	(148,088)	(90,588)	(5,602)	(4,112)	(5,622)
Cash disposed on sale of subsidiary, net of cash proceeds on sale	—	—	—	(154)	—
Net cash provided by (used in) investing activities of continuing operations	(138,629)	(174,810)	157,669	(31,398)	(30,878)

SEACOR HOLDINGS INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (continued) (in thousands, unaudited)

	For the years ended December 31,
	2012	2011	2010	2009	2008
Cash Flows from Financing Activities of Continuing Operations:
Payments on long-term debt and capital lease obligations	(484,153)	(36,898)	(92,755)	(311,814)	(177,030)
Net borrowings (repayments) under inventory financing arrangements	(14,600)	20,210	(21,647)	2,200	—
Proceeds from issuance of long-term debt, net of offering costs	414,051	52,877	—	349,297	111,250
Purchase of conversion option in convertible debt	—	—	—	(2,030)	—
Proceeds from issuance of conversion option in convertible debt, net of offering costs	48,245	—	—	—	—
Special Cash Dividend	(100,385)	—	(319,682)	—	—
Common stock acquired for treasury	(119,551)	(71,290)	(137,068)	(45,854)	(240,069)
Proceeds and tax benefits from share award plans	11,683	11,888	26,225	5,742	6,655
Purchase of subsidiary shares from noncontrolling interests	—	(1,149)	(39)	(1,210)	—
Cash received from (dividends paid to) noncontrolling interests, net	(2,818)	(915)	285	(2,257)	1,632
Net cash used in financing activities of continuing operations	(247,528)	(25,277)	(544,681)	(5,926)	(297,562)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	2,087	1,517	(6,314)	2,169	(8,355)
Net Increase (Decrease) in Cash and Cash Equivalents from Continuing Operations	(302,583)	(83,942)	(175,978)	191,678	(104,190)
Cash Flows from Discontinued Operations:
Operating Activities	189,216	21,305	181,467	66,603	54,693
Investing Activities	(7,665)	(157,146)	(138,441)	(70,302)	(215,546)
Financing Activities	(12,919)	246,260	38,170	(401)	(898)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	673	442	(1,696)	(1,298)	(248)
Net Increase (Decrease) in Cash and Cash Equivalents from Discontinued Operations	169,305	110,861	79,500	(5,398)	(161,999)
Net Increase (Decrease) in Cash and Cash Equivalents	(133,278)	26,919	(96,478)	186,280	(266,189)
Cash and Cash Equivalents, Beginning of Year	381,482	354,563	451,041	264,761	530,950
Cash and Cash Equivalents, End of Year	$248,204	$381,482	$354,563	$451,041	$264,761